                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 15, 2001
                                        -----------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


         Virginia                              0-25762                  54-1719855
-----------------------------             ----------------           ----------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                      File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                     --------------
  (Address of principal executive offices)                               (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS
                 The January 2001 monthly Certificateholder's Statements to investors were distributed February 15, 2001.


ITEM 7 (c).      EXHIBITS
                 --------
                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 1.  January performance Summary
                 2.  Series 1996-1 Class A and Class B Certificateholder's
                      Statements for the month of January 2001.
                 3.  Series 1996-2 Class A and Class B Certificateholder's
                      Statements for the month of January 2001.
                 4.  Series 1996-3 Class A and Class B Certificateholder's
                      Statements for the month of January 2001.
                 5.  Series 1997-1 Class A and Class B Certificateholder's
                      Statements for the month of January 2001.
                 6.  Series 1997-2 Class A and Class B Certificateholder's
                      Statements for the month of January 2001.
                 7.  Series 1998-1 Class A and Class B Certificateholder's
                      Statements for the month of January 2001.
                 8.  Series 1998-3 Class A and Class B Certificateholder's
                      Statements for the month of January 2001.
                 9.  Series 1998-4 Class A and Class B Certificateholder's
                      Statements or the month of January 2001.
                 10. Series 1999-1 Class A and Class B Certificateholder's
                      Statements for the month of January 2001
                 11. Series 1999-2 Class A and Class B Certificateholder's
                      Statements for the month of January 2001
                 12. Series 1999-3 Class A and Class B Certificateholder's
                      Statements for the month of January 2001
                 13. Series 2000-1 Class A and Class B Certificateholder's
                      Statements for the month of January 2001
                 14. Series 2000-2 Class A and Class B Certificateholder's
                      Statements for the month of January 2001
                 15. Series 2000-3 Class A and Class B Certificateholder's
                      Statements for the month of January 2001
                 16. Series 2000-4 Class A and Class B Certificateholder's
                      Statements for the month of January 2001
                 17. Series 2000-5 Class A and Class B Certificateholder's
                      Statements for the month of January 2001

                 18. Trust Excess Spread Analysis



                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.
                                    CAPITAL ONE MASTER TRUST

                                    By:  CAPITAL ONE BANK
                                         Servicer


                                    By:   /s/ David M. Willey
                                         -----------------------------------
                                         David M. Willey
                                         Senior Vice President of Corporate
                                         Financial Management
Date:  February 15, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                              --------------------





                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
-------           --------                                             ------------

    1             January performance Summary                                07

    2             Series 1996-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          09

    3             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          11

    4             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          13

    5             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          15

    6             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          17

    7             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          20

    8             Series 1998-3 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          23

    9             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          26

    10            Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          29

    11            Series 1999-2 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          31

    12            Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          33

    13            Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          35

    14            Series 2000-2 Class A and Class B Certificate-


                  holder's Statements for the month of January 2001          37

    15            Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          39

    16            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          41

    17            Series 2000-5 Class A and Class B Certificate-
                  holder's Statements for the month of January 2001          43

    18            Trust Excess Spread Analysis                               45